Exhibit 99.4

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of                     , 2007, by and among Knight Energy Group I Holding Co., LLC, a Delaware limited liability company (“Knight I Parent”), Knight Energy Group II Holding Company, LLC, a Delaware limited liability company (“Knight II Parent”), Knight Energy Management Holding Company, LLC, a Delaware limited liability company (“Knight Energy Parent”), Hawk Energy Fund I Holding Company, LLC, an Oklahoma limited liability company (“Hawk Parent”), RCH Energy Opportunity Fund I, L.P., a Delaware limited partnership (“RCH Parent”), David Le Norman (“Crusader Management Parent”), Crusader Energy Group Holding Co., LLC, an Oklahoma limited liability company (“Crusader Energy Parent” and together with Knight I Parent, Knight II Parent, Knight Energy Parent, Hawk Parent, RCH Parent and Crusader Management Parent, the “Crusader Parent Entities”), Knight Energy Group, LLC, a Delaware limited liability company (“Knight I”), Knight Energy Group II, LLC, a Delaware limited liability company (“Knight II”), Knight Energy Management, LLC, a Delaware limited liability company (“Knight Energy”), Hawk Energy Fund I, LLC, an Oklahoma limited liability company (“Hawk”), RCH Upland Acquisition, LLC, a Delaware limited liability company (“RCH”), Crusader Management Corporation, an Oklahoma corporation (“Crusader Management”), and Crusader Energy Group, LLC, an Oklahoma limited liability company (“Crusader Energy” and together with Knight I, Knight II, Knight Energy, Hawk, RCH and Crusader Management, the “Crusader Operating Entities” and, together with the Crusader Entities Parent Entities, the “Crusader Entities”); Westside Energy Corporation, a Nevada corporation (the “Company”), and the undersigned stockholder (“Stockholder”) of the Company.

RECITALS

A. Concurrently with the execution of this Agreement, the Crusader Entities and the Company have entered into a Contribution Agreement (as may be amended from time to time, the “Contribution Agreement”), which provides for the acquisition by the Company of all of the outstanding equity interest of each of the Crusader Operating Entities (the “Acquisition”) in exchange for common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) or cash, as set forth in the Contribution Agreement.

B. In connection with the Acquisition, the Company has agreed to solicit the votes of the stockholders of the Company on certain actions, the approval of which by such stockholders is a condition precedent to the consummation of the Acquisition, and, in connection therewith, to deliver to the stockholders of the Company a proxy statement soliciting their vote on such actions (the “Proxy Statement”).

C. As of the date hereof, Stockholder Beneficially Owns (as defined below) the number of Shares (as defined below) of capital stock of the Company as set forth on the signature page of this Agreement.

D. In order to induce the Crusader Entities to execute the Contribution Agreement, Stockholder desires to restrict the transfer or disposition of, and desires to vote, his, her or its

Shares as provided in this Agreement, and the execution and delivery of this Agreement is a material condition to the Crusader Entities’ willingness to enter into the Contribution Agreement.

E. As a stockholder of the Company, Stockholder will benefit from the execution and delivery of the Contribution Agreement and the consummation of the transactions contemplated thereby.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not defined herein and defined in the Contribution Agreement shall have the meanings ascribed to them in the Contribution Agreement. For purposes of this Agreement:

(a) A Person shall be deemed to “Beneficially Own” a security if such Person has “beneficial ownership” of such security as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b) “Constructive Sale” means, with respect to any security, a short sale or entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of such security.

(c) “Expiration Date” means the earlier to occur of (i) such date and time as the Acquisition shall become effective in accordance with the terms and provisions of the Contribution Agreement and (ii) such date and time as the Contribution Agreement shall have been validly terminated pursuant to Article IX thereof.

(d) “Options” means: (i) all securities Beneficially Owned by such Stockholder as of the date of this Agreement that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company; and (ii) all securities of which such Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company.

(e) “Person” means any (i) individual, (ii) corporation, limited liability company, partnership, limited partnership or other entity, or (iii) Governmental Authority.

(f) “Shares” means: (i) all shares of capital stock of the Company Beneficially Owned by such Stockholder as of the date of this Agreement; and (ii) all shares of capital stock of the Company of which Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date, including, without limitation, in each case, shares issued upon the conversion, exercise or exchange of Options.

(g) “Transfer” means, with respect to any security, the direct or indirect (i) assignment, sale, transfer, tender, pledge, hypothecation, placement in voting trust, Constructive Sale or other disposition of such security (excluding transfers by testamentary or intestate succession), of any right, title or interest in such security (including, without limitation, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or of the record or beneficial ownership of such security, or (ii) offer to make any such sale, transfer, tender, pledge, hypothecation, placement in voting trust, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing, in each case, excluding any (1) Transfer pursuant to a court order and (2) such actions pursuant to which such Stockholder maintains all voting rights with respect to such security.

2. No Transfer of Shares or Options. Stockholder agrees that, at all times during the period beginning on the date hereof and ending on the Expiration Date, Stockholder shall not Transfer (or cause or permit any Transfer of) any Shares or Options, or make any agreement relating thereto, in each case, without the prior written consent of the Crusader Representative. Stockholder agrees that any Transfer in violation of this Agreement shall be void ab initio and of no force or effect. Stockholder hereby agrees with, and covenants to, each other party hereto, that Stockholder shall not request that the Company register the Transfer (book entry or otherwise) of any certificate or uncertificated interest representing any of its Shares, unless such Transfer is made in compliance with this Agreement. Stockholder shall notify the Crusader Entities promptly, but in no event later than two business days, of the number of any Shares or Options acquired by such Stockholder after the date hereof or any other change in the number of Shares or Options Beneficially Owned by such Stockholder after the date hereof.

3. No Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Agreement through and including the Expiration Date, Stockholder shall not deposit (or cause or permit the deposit of) any Shares or Options in a voting trust or grant (or cause or permit the grant of) any proxy or enter into (or cause or permit the entry into) any voting agreement or similar agreement with respect to any of the Shares or Options other than as contemplated by this Agreement and the Contribution Agreement.

4. Agreement to Vote Shares.

(a) Until the Expiration Date, at every meeting of stockholders of the Company, however called, at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, Stockholder shall vote all of the Shares or cause the Shares to be voted:

(i) in favor of (1) each of the Required Proposals and the Other Proposal, including all actions and transactions contemplated by the Proxy Statement, and (2) any other actions properly presented to holders of shares of capital stock of the Company in furtherance of the Contribution Agreement, the Acquisition and the other actions and transactions contemplated by the Contribution Agreement or the Proxy Statement;

(ii) against approval of any proposal made in opposition to, or in competition with, the Contribution Agreement or consummation of the Acquisition and the other transactions contemplated by the Contribution Agreement or the Proxy Statement; and

(iii) except as otherwise agreed in writing in advance by the Crusader Representative, against the following actions (other than in furtherance of the consummation of the Acquisition and the actions contemplated by the Contribution Agreement or the Proxy Statement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries; (C) the issuance of shares of capital stock of the Company in connection with any such transaction described in the foregoing clause (A) or clause (B), or (D) (1) any change in a majority of the persons who constitute the board of directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company’s Articles of Incorporation or Bylaws; (3) any other material change in the Company’s corporate structure or business; or (4) any action that is intended, or could reasonably be expected, in any manner to impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the consummation of the Acquisition or any of the other transactions contemplated by the Contribution Agreement, in accordance with the terms thereof, or the Proxy Statement, including, without limitation, any action which could result in a breach in any respect of any covenant, representation, or warranty or other obligation or agreement of the Company under the Contribution Agreement or this Agreement.

(b) Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with or violative of this Section 4.

5. No Solicitation. Stockholder, solely in its capacity as a stockholder of the Company, and not in any capacity as a director or officer of the Company, will not, and will direct and (to the extent has the authority to control the actions of such parties) cause its officers, directors, employees, representatives and other agents (including investment bankers, attorneys and accountants) not to, directly or indirectly, encourage, solicit, participate in or initiate (including by way of furnishing or disclosing non-public information) or knowingly take any action designed to facilitate any discussions, inquiries, negotiations or the making of any proposals with respect to or concerning any Acquisition Proposal. Upon execution of this Agreement, Stockholder will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Stockholder will promptly notify the Crusader Entities of the existence of any proposal (and the identity of the Person making it), discussion, negotiation or inquiry received by Stockholder or any of its representatives relating to any Acquisition Proposal (including, without limitation, the terms and conditions thereof) within 48 hours of such receipt.

6. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to the Crusader Entities as follows:

(a) Stockholder is, and at all times up to and including the Expiration Date will be, the Beneficial Owner of the Shares and the Options indicated on the signature page of this Agreement. If any such Shares are held other than of record in the name of Stockholder, Exhibit A lists each name, address and, if applicable, account number (each such name and, if applicable, corresponding account number, a “Nominee Account”) in which such Shares are so held and the number of Shares so held in each such Nominee Account. Except as set forth on Exhibit A, Stockholder is, and at all times up to and including the Expiration Date will be, the record holder of the Shares and the Options indicated on the signature page of this Agreement.

(b) As of the date hereof, Stockholder does not Beneficially Own any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, other than the Shares and Options set forth on the signature page hereto.

(c) Stockholder has the sole, full right, power and authority to dispose, vote or direct the voting of the Shares for and on behalf of all Beneficial Owners of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Without limiting the foregoing, none of the Shares are subject to any shared voting power or power of disposition by any other Beneficial Owner of the Shares.

(d) The Shares are, and at all times up to and including the Expiration Date the Shares will be, Beneficially Owned by Stockholder, free and clear of any rights of first refusal, co-sale rights, security interests, liens, preemptive rights, pledges, claims, options, charges, proxies, voting trusts or agreements, understandings or arrangement, or any other encumbrances of any kind or nature (“Encumbrances”), except as permitted by the terms of this Agreement.

(e) The execution and delivery of this Agreement by Stockholder does not, and Stockholder’s performance of its obligations under this Agreement will not, conflict with or violate or require any consent, approval or notice under, any order, decree, judgment, statute, law, rule, regulation or agreement applicable to Stockholder or by which Stockholder or any of Stockholder’s properties or assets, including, without limitation, the Shares and Options, is bound.

(f) Stockholder has the sole, full right, power and authority to make, enter into and carry out the terms of this Agreement with respect to all of the Shares without limitation, qualification or restriction on such power and authority. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(g) Except as expressly contemplated herein, Stockholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares that would prohibit or restrict Stockholder from voting the Shares as described in this Agreement or require Stockholder to Transfer the Shares in violation of this Agreement, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders’ agreement, partnership agreement or voting trust.

7. Additional Documents. Each of Stockholder and the Company hereby covenants and agrees to execute and deliver any additional documents and take such further actions as may be reasonably necessary or desirable, in the reasonable opinion of the Crusader Representative, to carry out the purposes and intent of this Agreement.

8. Consents and Waivers. Stockholder hereby gives all consents and waivers that may be required from it for the execution delivery of this Agreement, and for the consummation of the Acquisition and the actions contemplated by the Contribution Agreement or the Proxy under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have now or at any time prior to the Expiration Date. Stockholder further consents to the Company placing a stop transfer order on the Shares with its transfer agent(s), which stop transfer order shall, until otherwise requested by the Crusader Representative, remain in effect until the Expiration Date. Stockholder further consents and authorizes the Crusader Entities and the Company to publish and disclose in the Proxy (including all documents filed with the SEC in connection therewith) Stockholder’s identity and ownership of the Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement.

9. Waiver of Claims. Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder, either alone or together with the other Company voting agreements to be delivered in connection with the execution of the Contribution Agreement, or the approval of the actions contemplated by the Contribution Agreement or the Proxy Statement by the Board of Directors of the Company, breaches any fiduciary duty of the Board of Directors of the Company or any member thereof; provided, that the Stockholder may defend against, contest or settle any such action, claim suit or cause of action brought against Stockholder that relates solely to the Stockholder’s capacity as a director or officer of the Company.

10. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

11. Covenants; Nominee Holder. The Company agrees to make a notation on its records and give instructions to its transfer agent(s) to not permit, during the term of this Agreement, the Transfer of any Shares, except in accordance with the terms of this Agreement. In the event any Shares exceeding in the aggregate 25,000 in number are held in any one or more Nominee Accounts, Stockholder consents to the Company or the Crusader Entities notifying such nominee holders of this Agreement and terms hereof, and providing a copy of this Agreement and the Proxy to such nominee holders.

12. Stockholder Capacity. Stockholder does not make any agreement or representation or warranty herein as a director or officer of the Company. So long as Stockholder is an officer or director of the Company, nothing in this Agreement shall be construed as prohibiting, preventing, precluding or otherwise affecting any actions taken, or not taken, by Stockholder in his capacity as an officer or director of the Company or any of its subsidiaries or from fulfilling the obligations of such office.

13. Board Approval. The Company represents and warrants that prior to the execution of this Agreement, the Board of Directors of the Company has determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and the holders of the Company’s capital stock and has approved the execution and delivery of this Agreement by the Company.

14. Miscellaneous.

(a) Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. A party hereto shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally or by courier service, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

(i) if to the Crusader Entities, to:

Crusader Management Corporation
210 Park Avenue, Suite 3000
Oklahoma City, OK 73102
Attention:
Telecopy No.: (405) 285-7522

with copies to each of:

Vinson & Elkins L.L.P.
Trammell Crow Center
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
Attention: Rodney L. Moore
Telecopy No.: (214) 999-7781

and

Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C.
320 S. Boston Ave., Suite 400
Tulsa, OK 74103-3708
Attention: Del L. Gustafson
Facsimile: 918-594-0505
Telecopy No.: (918) 594-0505

(ii) if to Company, to:

Westside Energy Corporation
3131 Turtle Creek Blvd., Suite 1300
Dallas, Texas 75219
Attention: Douglas G. Manner
Telecopy No.: (469) 916-1401

with copies to:

Haynes and Boone, LLP
1221 McKinney, Suite 2100
Houston, Texas 77010
Attention: George G. Young III
Telecopy No.: (713) 236-5699

(iii) if to Stockholder: To the address for notice set forth opposite Stockholder’s name on the signature page hereof.

(c) Headings. All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

(d) Counterparts. This Agreement may be executed in two or more counterparts, and via facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties or to a person designated in writing by the parties to accept and confirm the execution and delivery of this Agreement, it being understood that all parties need not sign the same counterpart.

(e) Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by the Crusader Representative and Stockholder; provided, however, that the Company’s obligations hereunder may not be changed or modified without the written consent of the Company.

(f) Severability. In the event that any provision of this Agreement shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

(g) Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the courts of Dallas County in the State of Texas in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Texas for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

(h) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and the Proxy and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(i) Remedies. The parties acknowledge that the Crusader Entities will be irreparably harmed and that there will be no adequate remedy at law in the event of a violation or breach of any of the terms of this Agreement. Therefore, it is agreed that, in addition to any other remedies that may be available to the Crusader Entities upon any such violation or breach, the Crusader Entities shall have the right to enforce the terms hereof by specific performance, injunctive relief or by any other means available to the Crusader Entities at law or in equity, and that Stockholder waives the posting of any bond or security in connection with any proceedings related thereto. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by the Crusader Entities shall not preclude the simultaneous or later exercise of any other such right, power or remedy by the Crusader Entities.

(j) Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of this Section 14(j) shall be void.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

KNIGHT ENERGY GROUP, LLC

By:	Knight Energy Group I Holding Co., LLC, its sole member

	By:	Crusader Energy Group Holding Co., LLC, its Manager

By:
David D. Le Norman, Manager

KNIGHT ENERGY GROUP II, LLC

By:	Knight Energy Group II Holding Co., LLC, its sole member

	By:	Knight Energy Management Holding Company, LLC,
its Manager

By:
David D. Le Norman, Manager

By:
Robert J. Raymond, Manager

HAWK ENERGY FUND I, LLC

By:	Hawk Energy Fund I Holding Company, LLC, its sole member

	By:	Hawk Holdings, LLC, its Manager

By:
David D. Le Norman, Manager

SIGNATURE PAGE TO VOTING AGREEMENT

KNIGHT ENERGY MANAGEMENT, LLC

By:	Knight Energy Management Holding Company, LLC, its sole member

By:
David D. Le Norman, Manager

By:
Robert J. Raymond, Manager

RCH UPLAND ACQUISITION, LLC

By:	RCH Energy Opportunity Fund I, L.P.,
its sole member

By:	RCH Energy Opportunity Fund I, GP, L.P., its general partner

By:	RR Advisors, LLC, its general partner

By:
Robert J. Raymond, Sole Member

KNIGHT ENERGY GROUP I HOLDING CO., LLC

By:	Crusader Energy Group Holding Co., LLC, its Manager

By:
David D. Le Norman, Manager

SIGNATURE PAGE TO VOTING AGREEMENT

KNIGHT ENERGY GROUP II HOLDING COMPANY, LLC

By:	Knight Energy Management Holding Company, LLC, its Manager

By:
David D. Le Norman, Manager

By:
Robert J. Raymond, Manager

CRUSADER ENERGY GROUP HOLDING CO., LLC

By:
David D. Le Norman, Manager

David D. Le Norman

KNIGHT ENERGY MANAGEMENT HOLDING COMPANY, LLC

By:
David D. Le Norman, Manager

By:
Robert J. Raymond, Manager

HAWK ENERGY FUND I HOLDING COMPANY, LLC

By:	Hawk Holdings, LLC, its Manager

By:
David D. Le Norman, Manager

SIGNATURE PAGE TO VOTING AGREEMENT

RCH ENERGY OPPORTUNITY FUND I, L.P.

By:	RCH Energy Opportunity Fund I GP,
L.P., its general partner

By:	RR Advisors, LLC, its general partner

By:
Robert J. Raymond, Sole Member

CRUSADER MANAGEMENT CORPORATION

By:
David D. Le Norman, President

CRUSADER ENERGY GROUP, LLC

By:	Crusader Energy Group Holding Co., LLC, its sole member

By:
David D. Le Norman, Manager

SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

STOCKHOLDER:

Signature

Print Name

Address

Shares and Options:

Company Common Stock:

Company Options:

SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date first above written.

WESTSIDE ENERGY CORPORATION

By:
Name:
Title:

SIGNATURE PAGE TO VOTING AGREEMENT

EXHIBIT A

[Nominee Accounts]

A-1